UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

QXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut (Address of principal executive offices)	06831 (Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

As previously reported, on March 20, 2025, QXO, Inc., a Delaware corporation (“QXO”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Beacon Roofing Supply, Inc., a Delaware corporation (“Beacon”) and Queen MergerCo, Inc., a Delaware corporation and wholly owned subsidiary of QXO (“Merger Sub”), pursuant to which QXO agreed to acquire Beacon. The Merger Agreement provides for the acquisition of Beacon in a two-step all cash transaction, consisting of a previously commenced tender offer by Merger Sub, followed by a subsequent back-end merger (the “Acquisition”). The Acquisition is expected to close at or near the end of April 2025, subject to a majority of Beacon shares tendering in QXO’s outstanding tender offer and other customary closing conditions.

This Current Report on Form 8-K is being filed in connection with the Acquisition to provide (i) the audited consolidated financial statements of Beacon and (ii) the unaudited pro forma combined financial information for QXO and Beacon, in each case as described below, and (iii) the consent of Ernst & Young LLP, Beacon’s independent registered public accounting firm. This Current Report on Form 8-K does not modify or update the consolidated financial statements of QXO included in QXO’s Annual Report on Form 10-K for the year ended December 31, 2024, nor does it reflect any subsequent information or events.

The historical audited consolidated balance sheets of Beacon as of December 31, 2024 and 2023 and the related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows of Beacon for each of the years ended December 31, 2024, 2023 and 2022, together with the notes thereto and the independent registered public accounting firm’s report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The unaudited pro forma combined financial statements of QXO and Beacon, consisting of the unaudited pro forma combined statements of operations of QXO and Beacon for the year ended December 31, 2024, giving effect to the Acquisition as if it had occurred on January 1, 2024, and the unaudited pro forma combined balance sheet of QXO and Beacon as of December 31, 2024, giving effect to the Acquisition as if it had occurred on December 31, 2024, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The consent of Ernst & Young LLP is filed as Exhibit 23.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the expected timing of the closing of the proposed Acquisition, the anticipated benefits of the proposed Acquisition and expected future financial position and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that QXO’s proposed Acquisition may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed Acquisition, including uncertainties as to how many of Beacon’s stockholders will tender their shares in the outstanding tender offer by QXO and Queen MergerCo, Inc. to acquire the outstanding shares of Beacon’s common stock; (iii) the effect of the pendency of the proposed Acquisition on each of QXO’s and Beacon’s business relationships with employees, customers or suppliers, operating results and business generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including circumstances that require Beacon to pay a termination fee; (v) the possibility that the proposed Acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed Acquisition; (vii) the risk that the anticipated benefits of the proposed Acquisition may not be fully realized or may take longer to realize than expected; (viii) the impact of legislative, regulatory, economic, competitive and technological changes; (ix) QXO’s ability to finance the proposed transaction, including the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Acquisition; (x) unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and (xi) the risks and uncertainties set forth in QXO’s and Beacon’s filings with the Securities and Exchange Commission, including each company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. QXO and Beacon do not undertake any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.
99.1
Audited consolidated balance sheets of Beacon as of December 31, 2024 and 2023 and the related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows of Beacon for each of the years ended December 31, 2024, 2023 and 2022, together with the notes thereto and the independent registered public accounting firm’s report thereon.

99.2	Unaudited pro forma combined financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2025

QXO, INC.

By:	/s/ Ihsan Essaid
	Name:	Ihsan Essaid
	Title:	Chief Financial Officer